PIMCO ETF Trust

Supplement dated August 16, 2011 to the

Statement of Additional Information,

dated October 29, 2010, as supplemented and revised from time to time

Disclosure Related to the PIMCO 0-5 Year High Yield Corporate Bond Index Fund and PIMCO

High Yield Corporate Bond Index Fund

Effective immediately, the last paragraph of the “Investment Objectives and Policies - High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” section on page 14 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Each of the PIMCO 0-5 Year High Yield Corporate Bond Index Fund and PIMCO High Yield Corporate Bond Index Fund may invest, without limitation, in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

Investors Should Retain This Supplement For Future Reference

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